Exhibit 99.2

Space Systems

	Actuals
	2001	2002
Sales	$4.8B	$5.3B
Operating EBIT	225M	279M
Operating Margins	4.7%	5.3%
Atlas and Proton Launches	6	9

Chart 1

Integrated Systems and Solutions

	Actuals
	2001	2002
Sales	$3.0B	$3.0B
Operating EBIT	225M	241M
Operating Margins	7.6%	8.0%

Chart 2